UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

GRAYBAR ELECTRIC COMPANY, INC.
(Exact Name of Registrant as specified in Charter)

New York (State or other jurisdiction of incorporation)	000-00255 (Commission File Number)	13-0794380 (I.R.S. Employer Identification No.)

34 North Meramec Avenue St. Louis, MO 63105 (Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On March 9, 2017, the Board of Directors of Graybar Electric Company, Inc. (“Graybar” or the “Company”) amended its by-laws to: (i) redefine the mandatory retirement age for directors and officers; (ii) clarify that the retirement rules that apply to directors will also apply to all corporate officers; and (iii) clarify for both corporate officers and directors that an individual’s retirement from employment with the Company shall automatically constitute his or her resignation as a director and/or corporate officer, as applicable.

Item 9.01    Financial Statements and Exhibits.

(a)	Exhibits.

(3)(ii)    By-Laws of Graybar Electric Company, Inc., as amended as of March 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBAR ELECTRIC COMPANY, INC.

Date:    March 9, 2017        By: /s/ M. W. Geekie
Matthew W. Geekie
Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	By-Laws of Graybar Electric Company, Inc., as amended as of March 9, 2017